ADVANCED SERIES TRUST

AST BlackRock Value Portfolio

Supplement dated December 31, 2012 to Prospectus and Statement of Additional Information

each dated April 30, 2012 and previously supplemented on August 20, 2012 and October 31, 2012

This supplement sets forth changes to the Prospectus (the “Prospectus”) and the Statement of Additional Information (the “SAI”), each dated April 30, 2012 and previously supplemented on August 20, 2012 and October 31, 2012, of Advanced Series Trust (the “Trust”). The following should be read in conjunction with the Prospectus and SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and SAI.

1. The section captioned “Summary: AST Blackrock Value Portfolio – Investment Risks and Performance - Principal Investment Strategies” is deleted and replaced with the following:

SUMMARY: AST BLACKROCK VALUE PORTFOLIO

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in securities issued by large capitalization companies. Large capitalization companies are those included in the Russell 1000 Value Index. The Portfolio invests primarily in the equity securities of large capitalization companies. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. BlackRock Investment Management, LLC, the Portfolio's subadviser, employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000 Value Index, but which outperforms the Russell 1000 Value Index through active stock selection. The size of the companies in the Russell 1000 Value Index will change with market conditions.

2. The section captioned “More Detailed Information About How the Portfolios Invest – AST Blackrock Value Portfolio” is deleted and replaced with the following:

AST BlackRock Value Portfolio

Investment Objective: maximum growth of capital by investing primarily in the value stocks of larger companies.

Principal Investment Policies:

The Portfolio has a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. For these purposes, large capitalization companies are those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000 Value Index. As of January 31, 2012, the Russell 1000 Value Index had a median market capitalization of approximately $4.77 billion, and the largest company in the index by market capitalization was approximately $412.5 billion. The size of the companies in the Russell 1000 Value Index will change with market conditions. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 1000 Value Index, the Portfolio may, but is not required to, sell the securities.

In selecting securities for the Portfolio, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings, and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality, and good relative valuation. A company's stock price relative to its earnings and book value, among other factors, is also examined—if it is believed that a company is overvalued, it will not be considered as an investment for the large cap value segment. After the initial screening is completed, BlackRock relies on fundamental analysis, a method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value. BlackRock uses both internal and external research to optimize its quantitative model to choose companies that are believed to have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the Portfolio generally does not hold all the stocks in Russell 1000 Value Index, and because the Portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Portfolio is not an "index" fund. In seeking to outperform the Russell 1000 Value Index, however, BlackRock reviews potential investments using certain criteria that are based on the securities in that index. These criteria currently include the following:

•	Relative price to earnings and price to book ratios
•	Stability and quality of earnings
•	Earnings momentum and growth
•	Weighted median market capitalization of the large cap value segment of the Portfolio
•	Allocation among the economic sectors of the large cap value segment of the Portfolio as compared to the Russell 1000 Value Index
•	Weighted individual stocks within the Russell 1000 Value Index.

ASTSUP13